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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):     MAY 31, 2002
                                                     -------------------



                              DVI RECEIVABLES CORP.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                    333-68043               33-0608442
            --------                    ---------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


             2500 YORK ROAD
           JAMISON, PENNSYLVANIA                                18929
           ---------------------                                -----
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
                                                   ---------------------




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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending May 31, 2002, payment date June 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI Delaware Trust 1998-2
                                                 -------------------------
                                                       (Registrant)

                                             By: DVI Receivables Corp.
                                                 Owner of Trust


Dated:  June 17, 2002                        By: /s/ Steven Garfinkel
                                                 ---------------------
                                                 Steven Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer


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